Exhibit 10.19

                               THIRD AMENDMENT TO
                           FIRST AMENDED AND RESTATED
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 27th day of June 2000, by and between MONUMENT MORTGAGE, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Commitment Amount of $75,000,000, to finance the origination and acquisition of Mortgage Loans as evidenced by a Promissory Note in the principal sum of $75,000,000, dated August 9, 1999 (the "Note"), and by a First Amended and Restated Warehousing Credit and Security Agreement dated August 9, 1999, as the same may have been amended or supplemented (the "Agreement");

     WHEREAS, the Company has requested that the Lender temporarily increase the Sublimits for Uncommitted Second Mortgage Loans and Wet Settlement Advances, and the Lender has agreed to such temporary increases subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The effective date ("Effective Date") of this Amendment is 6/28/00.

     3. Exhibit M to the Agreement is deleted in its entirety and replaced with the new Exhibit M attached to this Amendment. All references in this Amendment and the Agreement to Exhibit M shall be deemed to refer to the new Exhibit M.

     4. The Company must deliver to the Lender (a) an executed original of this Amendment; and (b) a $350 document production fee.

     5. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     6. Except as hereby expressly modified, the Agreement is otherwise unchanged and remains in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                           MONUMENT MORTGAGE, INC.,
                                           a California corporation

                                           By:

                                           Its:



                                           RESIDENTIAL FUNDING CORPORATION,
                                           a Delaware corporation

                                           By:

                                           Its:

STATE OF ____________________ )
                              ) ss.
COUNTY OF ___________________ )

     On _____________, 2000, before me, a Notary Public, personally appeared _____________________, the _________________________ of MONUMENT MORTGAGE, INC.,
a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                           _______________________________
                                           Notary Public
(SEAL)                                     My Commission Expires:


STATE OF ____________________ )
                              ) ss.
COUNTY OF ___________________ )

     On _____________, 2000, before me, a Notary Public, personally appeared _____________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                           _______________________________
                                           Notary Public
(SEAL)                                     My Commission Expires:

                              CONSENT OF GUARANTOR

     The undersigned, being the Guarantor under the Guaranty dated as of August 9, 1999, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms his obligations under his Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment. The Guarantor hereby reaffirms that his obligations under his Guaranty are separate and distinct from the Company's obligations to Lender, and that his obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to his obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

     The Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to Lender and conforming to the Guaranty in connection with the foregoing Amendment.

                                             GUARANTOR:

                                             FiNET.COM, INC.,
                                             a Delaware corporation

                                             By:

                                             Its:

STATE OF ____________________ )
                              ) ss.
COUNTY OF ___________________ )

     On ______________, 2000, before me, a Notary Public, personally appeared ______________________, the _________________________ of FiNET.COM.INC., a
Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                           _______________________________
                                           Notary Public
(SEAL)                                     My Commission Expires:

                              CONSENT OF GUARANTOR
--------------------------------------------------------------------------------

The undersigned, being the Guarantor under the Guaranty dated as of August 9, 1999, hereby consents to the foregoing Amendment and the transactions contemplated thereby and hereby modifies and reaffirms its obligations under its Guaranty so as to include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of Borrower under this Amendment and the Note. The Guarantor hereby reaffirms that its obligations under its Guaranty are separate and distinct from Borrower's obligations to Lender, and that its obligations under the Guaranty are in full force and effect, and hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Guaranty, all as more fully set forth in the Guaranty, the terms of which are incorporated herein as if fully set forth herein.

Dated: ______________
                                           FINET.COM, INC.,
                                           a Delaware corporation

                                           By:_______________________________

                                           Its:______________________________


STATE OF ____________________ )
                              ) ss.
COUNTY OF ___________________ )


On _______________, 2001, before me, a Notary Public, personally appeared _______________________ the _________________ of FINET.COM, INC., a Delaware
corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                          ___________________________________
                                          Notary Public

                                          (SEAL) My Commission Expires:______